Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Defiance Quantum ETF
(the “Fund”)

Supplement dated June 30, 2026 to the
Statement of Additional Information,
dated April 30, 2026,
as supplemented June 29, 2026
The following information supplements and should be read in conjunction with the Fund’s Statement of Additional Information (“SAI”).
Changes to the Purchase and Redemption of Shares in Creation Units
Procedures for Purchase of Creation Units
The third paragraph under the “Procedures for Purchase of Creation Units” sub-header found in the “Purchase and Redemption of Shares in Creation Units” section, beginning on page 32 of the Fund’s SAI, is hereby deleted in its entirety and replaced with the following:
(Quantum ETF only) All orders to purchase Shares directly from the Fund on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form. Notwithstanding the foregoing, the Fund may, in its discretion accept purchase orders submitted on trade date. With respect to the Fund, the Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the “Order Placement Date.”
Procedures for Redemption of Creation Units
The second paragraph under the “Procedures for Redemption of Creation Units” sub-header found in the “Purchase and Redemption of Shares in Creation Units” section, beginning on page 35 of the Fund’s SAI, is hereby deleted in its entirety and replaced with the following:
(Quantum ETF only) Orders to redeem Creation Units of the Fund on the next Business Day must be submitted in proper form to the Transfer Agent as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form. Notwithstanding the foregoing, the Fund may, in its discretion accept redemption orders submitted on trade date. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
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Please retain this Supplement with your Statement of Additional Informational for future reference.